EXHIBIT 21

NEWMONT GOLDCORP CORPORATION AND SUBSIDIARIES

Name	Incorporation	Ownership
Newmont Goldcorp Corporation	Delaware, USA
1144963 B.C. Ltd.	British Columbia, Canada	100%
AC40689 Limited	Cayman Islands	*
Administradora de Negocios Mineros, S.A. de C.V.	Mexico	100%
Aerolineas Holdings S.A. de C.V.	Mexico	*
Battle Mountain Resources Inc.	Nevada, USA	100%
Canada Pampas Ltd.	Ontario, Canada	*
Cayman Pampas Ltd.	Cayman Islands	100%
Con Exploration Ltd.	British Columbia, Canada	100%
Cripple Creek & Victor Gold Mining Company LLC	Colorado, USA	100%
Datawave Sciences Inc.	Barbados	100%
Dawn Mining Company LLC	Delaware, USA	*
Dominicana Holdings Inc.	Barbados	*
Elko Land and Livestock Company	Nevada, USA	100%
ELLC Grazing Membership LLC	Nevada, USA	100%
EMH (BVI) Inc.	British Virgin Islands	100%
Empresa Minera Maria SRL	Bolivia	*
Euronimba Liberia Limited	Liberia	*
Euronimba Limited	Jersey	*
Euronimba UK Limited	United Kingdom	*
Fronteer Development (USA) LLC	Delaware, USA	100%
Fronteer Development LLC	Delaware, USA	100%
Fronteer Royalty LLC	Delaware, USA	100%
Galore Creek Mining Corporation	British Columbia, Canada	100%
Galore Creek Partnership	British Columbia, Canada	*
GCGC LLC	Colorado, USA	100%
Glamis Rand Mining Company	Nevada, USA	100%
GMK Investments Pty Ltd	Western Australia	100%
Gold SpA	Chile	*
Goldcorp (Barbados) Inc.	Barbados	100%
Goldcorp America Holdings Inc.	Nevada, USA	100%
Goldcorp Aureus Inc.	Barbados	100%
Goldcorp Aurum Argentum Inc.	Barbados	100%
Goldcorp Borden Limited	Ontario, Canada	100%
Goldcorp Canada Ltd.	Ontario, Canada	100%
Goldcorp Capital Corporation	Ontario, Canada	100%
Goldcorp Exeter Ltd.	British Columbia, Canada	100%
Goldcorp Exploraciones de Argentina S.A. (pending dissolution)	Argentina	100%
Goldcorp Faja de Plata S.A. de C.V.	Mexico	100%
Goldcorp Finance Europe B.V.	Netherlands	100%
Goldcorp General Holdings Ltd.	British Columbia, Canada	100%
Goldcorp Global Services Inc.	British Columbia, Canada	100%
Goldcorp Holdings Europe B.V.	Netherlands	100%
Goldcorp Holdings GmbH	Switzerland	100%
Goldcorp Inc.	British Columbia, Canada	100%
Goldcorp Insurance Company Inc.	Barbados	100%
Goldcorp Internacional, S.A. de C.V.	Mexico	100%
Goldcorp Kaminak Ltd.	Yukon, Canada	100%
Goldcorp Latin America Finance Limited	Barbados	100%
Goldcorp MC Holding SpA	Chile	100%
Goldcorp Mineral Finance Europe B.V.	Netherlands	100%
Goldcorp Peñasquito, S.A. de C.V.	Mexico	100%
Goldcorp Porcupine Nominee Ltd.	Ontario, Canada	100%
Goldcorp Red Lake Nominee Ltd.	Ontario, Canada	100%
Goldcorp Servicios Chile Limitada	Chile	100%
Goldcorp Stratum Inc.	Barbados	100%
Goldcorp Tesoro Inc.	Barbados	100%
Goldcorp Trading GmbH	Switzerland	100%
Goldcorp USA Holdings Ltd.	Ontario, Canada	100%
Goldcorp USA Services Inc.	Nevada, USA	100%
Goldcorp USA, Inc.	Nevada, USA	100%

Goldcorp, S.A. de C.V.	Mexico	100%
Goldfields Power Pty Ltd	Western Australia	*
Hemlo Gold Mines (Ghana) Limited	Ghana	100%
Holdco SpA	Chile	*
Honduras Holdings Ltd.	Cayman Islands	100%
Hospah Holdings Company	Delaware, USA	100%
Idarado Mining Company	Delaware, USA	*
Integrated Mining Services Goldcorp, SC	Mexico	100%
International Mineral Finance S.ÀR.L.	Luxembourg	100%
Kalgoorlie Consolidated Gold Mines Pty Ltd	Western Australia	*
Kalgoorlie Lake View Pty Ltd	Victoria, Australia	100%
Les Mines Opinaca Ltee	Quebec, Canada	100%
Maderera Duranguense SRL	Mexico	100%
Marien Mining Company, S.A.	Haiti	100%
Mexicana Resources Inc.	British Columbia Canada	100%
Minas de la Alta Pimeria, S.A. de C.V.	Mexico	100%
Minas de San Luis, S.A. de C.V.	Mexico	100%
Minera Alumbrera Limited	Barbados	*
Minera BMG	Nevada, USA	100%
Minera Chaupiloma Dos de Cajamarca S.R.L.	Peru	*
Minera Choluteca S.A. de C.V.	Honduras	*
Minera Faja de Plata S.A. de C.V.	Mexico	100%
Minera Goldcorp Chile SpA	Chile	100%
Minera La Zanja S.R.L.	Peru	*
Minera Los Tapados S.A.	Peru	100%
Minera Newmont (Chile) Limitada	Chile	100%
Minera Oro Valenciana, S.A.P.I. de C.V.	Mexico	*
Minera Peñasquito, S.A. de C.V.	Mexico	100%
Minera Urique, S.A. de C.V.	Mexico	100%
Minera Yanacocha S.R.L.	Peru	*
Minerales Entre Mares Honduras, S.A. de C.V. (pending dissolution)	Honduras	100%
Miramar Gold Corporation	Nevada, USA	100%
Miramar HBG Inc.	Quebec, Canada	100%
Miramar Northern Mining Ltd.	British Columbia, Canada	100%
MMC Acquisition Limited (pending dissolution)	Mexico	100%
Montana Exploradora de Guatemala, SA	Guatemala	100%
Moydow Limited	Ghana	100%
Musto Explorations (Bermuda) Limited	Bermuda	100%
N.I. Limited	Bermuda	100%
Nevada Eagle Resources LLC	Nevada, USA	100%
New Verde Mines LLC	Delaware, USA	100%
Newmont (Guyana) Incorporated	Guyana	100%
Newmont AP Power Pty Ltd	Western Australia	100%
Newmont Asia Pty Ltd	Western Australia	100%
Newmont Australia Holdings Pty Ltd	Victoria, Australia	100%
Newmont Australia Investment Limited	Delaware, USA	100%
Newmont Australia Pty Ltd	Western Australia	100%
Newmont Boddington Gold Pty Ltd	Western Australia	100%
Newmont Boddington Pty Ltd	Western Australia	100%
Newmont Bolivia Limited	Nevada, USA	100%
Newmont Canada Corporation	Nova Scotia, Canada	100%
Newmont Canada FN Holdings ULC	British Columbia, Canada	100%
Newmont Canada Holdings ULC	British Columbia, Canada	100%
Newmont Capital Limited	Nevada, USA	100%
Newmont Capital Pty Ltd	New South Wales, Australia	100%
Newmont CC&V Mining Corporation	Delaware, USA	100%
Newmont Colombia S.A.S.	Colombia	100%
Newmont de Mexico, S.A. de C.V.	Mexico	100%
Newmont Euronimba B.V.	Netherlands	100%
Newmont Exploration Pty Ltd	Victoria, Australia	100%
Newmont FH B.V.	Netherlands	100%
Newmont Galore Creek Holdings Corporation	British Columbia	100%
Newmont Ghana Gold Limited	Ghana	100%
Newmont Global Employment Limited Partnership	Bermuda	100%
Newmont Gold Company	Delaware, USA	100%
Newmont Gold Pty Ltd	Western Australia	100%

Newmont Goldcorp Integrated Services Inc.	Ontario, Canada	100%
Newmont Goldcorp Red Lake Holdings Ltd	Ontario, Canada	100%
Newmont Golden Ridge Holdings, VOF	Netherlands	100%
Newmont Golden Ridge Limited	Ghana	100%
Newmont GTR LLC	Nevada, USA	100%
Newmont Holdings ULC	Nova Scotia	100%
Newmont Indonesia Investment Limited	Delaware, USA	100%
Newmont Indonesia, LLC	Delaware, USA	100%
Newmont International Exploration Pty Ltd	Western Australia	100%
Newmont International Group BV	Netherlands	100%
Newmont International Services Limited	Delaware, USA	100%
Newmont Investment Holdings LLC	Delaware, USA	100%
Newmont Landco Pty Ltd	Western Australia	100%
Newmont LaSource SAS	France	100%
Newmont Latin America Limited	Delaware, USA	100%
Newmont McCoy Cove Limited	Nevada, USA	100%
Newmont Mineral Holdings B.V.	Netherlands	100%
Newmont Mines Limited	Delaware, USA	100%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100%
Newmont Mining Holdings Pty Ltd	South Australia	100%
Newmont Mining Services Pty Ltd	Western Australia	100%
Newmont Nevada Energy Investment LLC	Delaware, USA	100%
Newmont NGL Holdings Pty Ltd	Northern Territory, Australia	100%
Newmont North America Exploration Limited	Delaware, USA	100%
Newmont Nusa Tenggara Holdings B.V.	Netherlands	100%
Newmont Overseas Exploration Limited	Delaware, USA	100%
Newmont Pacific Energy Pty Ltd	Western Australia	100%
Newmont Peru Limited	Delaware, USA	100%
Newmont Peru S.R.L.	Peru	100%
Newmont Power Pty Ltd	Western Australia	100%
Newmont Realty Company	Delaware, USA	100%
Newmont Second Capital Corporation	Delaware, USA	100%
Newmont Suriname, LLC	Delaware, USA	100%
Newmont Tanami Pty Ltd	Western Australia	100%
Newmont Tanami Pty Ltd	Western Australia	100%
Newmont Technologies Limited	Nevada, USA	100%
Newmont USA Limited	Delaware, USA	100%
Newmont Ventures Limited	Delaware, USA	100%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	100%
NeXtech Drilling Ltd.	Alberta, Canada	*
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100%
Norte Abierto SpA (Chile)	Chile	*
North American Metals Corp.	British Columbia, Canada	100%
NP Kalgoorlie Pty Ltd	Western Australia	100%
NuevaUnion SpA	Chile	*
Nusa Tenggara Partnership B.V.	Netherlands	*
NVL (USA) Limited	Delaware, USA	100%
NVL Argentina S.R.L.	Argentina	100%
NVL Haiti Limited S.A.	Haiti	*
NVL PNG Limited	Papua New Guinea	100%
NVL Solomon Islands Limited	Solomon Islands	100%
Orcana Resources Inc.	Nevada, USA	100%
Oroplata S.A.	Argentina	100%
Pequop Exploration LLC	Nevada, USA	100%
Pittston Nevada Gold Company, Ltd.	Nevada, USA	100%
PT Newmont Minahasa Raya	Indonesia	*
PT Newmont Pacific Nusantara	Indonesia	100%
Pueblo Viejo Dominicana Corporation	Dominican Republic	*
Red Lake Gold Mines	Ontario, Canada	100%
Resurrection Mining Company	Delaware, USA	100%
Saddleback Investments Pty Ltd	Western Australia	100%
San Juan Basin Holdings Company	Delaware, USA	100%
Santa Fe Pacific Gold Corporation	Delaware, USA	100%
Sermineros de Mexico, S.A. de C.V.	Mexico	100%

Sermineros Zacatecas S.A. de C.V.	Mexico	100%
Servicios Administrativos Goldcorp, S.A. de C.V.	Mexico	100%
Servicios Profesionales de Zacatecas, S.A. de C.V.	Mexico	100%
Servicios Profesionales Goldcorp S.A. de C.V.	Mexico	100%
Servicios San Xavier, S.A. de C.V.	Mexico	100%
Sociedad Contractual Minera El Morro	Chile	*
Societe des Mines de Fer de Guinee S.A.	Guinea	*
Suriname Gold Project CV	Suriname	*
Takari Mining SAS	France	*
Talapoosa Mining Inc.	Nevada, USA	100%
The LeClair Consolidated Mines Company	Colorado, USA	100%
The Matoa Gold Mining Company	Wyoming, USA	100%
Transportes Aereos Terrestres, S.A. de C.V.	Mexico	*
U.S. Mineral Company, Inc.	Delaware, USA	100%
Vol Mines Limited	British Columbia, Canada	*
West Pequop Project LLC	Nevada, USA	100%
Wirralie Gold Mines Pty Ltd	Queensland, Australia	100%

* Ownership less than 100%.